EXHIBIT 10.68

      THIS GUARANTEE AGREEMENT made this 30th day of July, 2003.

BETWEEN:

         IVP TECHNOLOGY CORPORATION

        (hereinafter called "GUARANTOR")

                                                        OF THE FIRST PART

AND

         INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS LOCAL UNION 105

         (hereinafter called "LENDER")

                                                        OF THE SECOND PART


     WHEREAS the Lender has advanced the sum of $500,000.00 U.S. to ActiveCore Technologies Ltd. (the "Borrower"), a wholly-owned subsidiary of IVP Technology Corporation, (the "Guarantor"), pursuant to the provisions of a Promissory Note made by the Borrower in favour of the Lender dated the 30th day of July, 2003;

     NOW THEREFORE, in consideration of the loan advance made by the Lender to the Borrower, and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Guarantor does hereby covenant and agree with the Lender as follows:

     (1) The Guarantor hereby unconditionally guarantees to the Lender the due and punctual payment and performance by the Borrower of all present and future debts, liabilities and obligations of the Borrower arising out of the funds advanced by the Lender to the Borrower pursuant to the provisions of the Promissory Note;

     (2) The Lender shall not be bound to seek or exhaust its recourse against the Borrower before being entitled to payment from the Guarantor under this agreement;

     (3) The recourse of the Lender against the Guarantor hereunder shall be limited to the sum of $500,000.00 U.S. plus accrued interest as set out in the Promissory Note;

     (4) The Lender, may from time to time (i) renew, terminate and otherwise vary any of the terms and conditions of any loans, advances, credit or financial accommodation made to the Borrower; (ii) grant extensions of time and other indulgences, take and give up securities, accept compositions, proposals and arrangements, grant releases and discharges, full, partial, conditional or otherwise, perfect or fail to perfect any securities, release any property charged by any securities and otherwise deal or fail to deal with the Borrower

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and others (including, without limitation, any other guarantors) and securities;
and (iii) apply all monies received from the Borrower or other persons or from any securities, upon such part of the guaranteed obligations; all as the Lender may see fit, without prejudice to or in any way limiting or lessening the liability of the Guarantor under this agreement and without obtaining the consent of or giving notice to the Guarantor. No delay on the Lender's part in the exercise of any right or remedy shall operate as a waiver thereof;

     (5) All present and future debts, liabilities and obligations of the Borrower to the Guarantor are hereby postponed to the payment of the guaranteed obligations hereunder; save and except that the Borrower may continue to deal with the Guarantor in the normal course until notice of default with respect to the payment obligations under the Promissory Note has been received from the Lender;

     (6) This agreement shall enure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the Guarantor and the Lender, and shall be governed by and construed in accordance with the laws of the Province of Ontario;

     (7) Any demand or notice to be given by any party hereto to the other party shall be in writing and may be given by personal delivery or by prepaid registered mail addressed as follows:

     (a)  to the Guarantor at:     2275 Lakeshore Blvd. West
                                   Suite 401
                                   Toronto, ON M8V 3Y3

     (b)  to the Lender at:        685 Nebo Road
                                   Hannon, ON LOR 1P0.

and if given by registered mail shall be deemed to have been received by the party to whom it was addressed on the date falling four (4) business days following the date upon which it is sent by registered mail and has been deposited in the post office with postage and cost of registration prepaid and if personally delivered to an adult person during normal business hours, when so delivered. Provided that any of the above-named parties may change the address designated from time to time, by notice in writing to the other party hereto.

     (8) The Guarantor acknowledges and agrees that until the Borrower's indebtedness to the Lender hereunder, or any other subsequent Lender(s), has been repaid in full with interest, it will not guarantee any further indebtedness of the Borrower or of the indebtedness of any other Lender on a cumulative basis in excess of a total amount of $2,000,000.00 U.S.

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     IN  WITNESS  WHEREOF  the  parties  hereto  have  executed  this  Guarantee
Agreement.


                                         IVP TECHNOLOGY CORPORATION

                                         Per:_____________________________
                                               President (Brian MacDonald)

                                         INTERNATIONAL ROTHERHOOD OF ELECTRICAL
                                         WORKERS LOCAL UNION 105

____________________________             _________________________________
Witness                                  Name:
                                         Title:


____________________________             _________________________________
Witness                                  Name:
                                         Title:


____________________________             _________________________________
Witness                                  Name:
                                         Title:

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